Rule 424(b)(3)
                                                         SEC File No. 333-37004

Prospectus Supplement dated November 2, 2000
to Prospectus dated July 25, 2000



                            RATEXCHANGE CORPORATION
                                  Common Stock

     This Prospectus Supplement should be read in conjunction with the Prospectus dated July 25, 2000, as previously supplemented (the "Prospectus"). The information on pages 11-16 of the Prospectus setting forth information concerning the selling stockholders is superceded by the following table:




                                                     Shares           Maximum       Shares Beneficially
                                                  Beneficially       Number of          Owned after
                                                      Owned        Shares to be     Offering (assuming     Percentage of Common
Name of Selling Stockholder and Material            Prior to          Sold in       all shares offered      Stock Beneficially
Relationship, if any, with RateXchange              Offering         Offering       are actually sold)     Owned after Offering
------------------------------------------------ --------------   --------------   --------------------   ---------------------
ACDC Bookfront & Co. ...........................     246,900          246,900                   0                     *
 (AIM Equity Funds, Inc. on behalf of its
 portfolio, AIM Capital
 Development Fund)
Altar Rock Fund, LP ............................         836              836                   0                     *
American Masters Fund (Hilspen Series) .........       8,400            8,400                   0                     *
Apodaca Investment Offshore Ltd. ...............      75,000           75,000                   0                     *
Apodaca Investment Partners, L.P. ..............      50,000           50,000                   0                     *
Bald Eagle Fund, Ltd. ..........................       2,250            2,250                   0                     *
Band and Co., Nominee for Firstar ..............      62,499           62,499                   0                     *
Barr, Alison A. ................................      18,750           18,750                   0                     *
Betje Partners, LP .............................      24,125           24,125                   0                     *
Bi Coastal Consulting Corp. ....................      25,000           25,000                   0                     *
Cannell, Carlo J. ..............................      33,750           33,750                   0                     *
Cohanzick Partners, LP .........................      12,500           12,500                   0                     *
Cole, Douglas ..................................     868,151          100,000             768,151                  3.77%
 Consultant and Former Director
 and Executive Officer of RateXchange
 Corporation
Columbus Avenue Advisors .......................      45,000           45,000                   0                     *
Counterpoint Master L.L.C. .....................     237,500          237,500                   0                     *
 Andrew Brown shares voting and
 disposition power over the securities
 held by this stockholder and offered
 pursuant to this prospectus
Cypress VI Partners ............................      12,500           12,500                   0                     *
 Leonard Eber, as Managing Partner for
 the Eber Family Living Trust and the
 Eber Family Trusts Numbered One
 through Four, shares voting and
 disposition power over the securities
 held by this stockholder and offered
 pursuant to this prospectus
Donaghy Sales, Inc. ............................      23,000           21,000               2,000                     *
 Gruber & McBain Capital Management
 L.L.C. shares voting and disposition
 power over the securities held by this
 stockholder and offered pursuant to
 this prospectus

                                                   Shares           Maximum       Shares Beneficially
                                                Beneficially       Number of          Owned after
                                                    Owned        Shares to be     Offering (assuming     Percentage of Common
Name of Selling Stockholder and Material          Prior to          Sold in       all shares offered      Stock Beneficially
Relationship, if any, with RateXchange            Offering         Offering       are actually sold)     Owned after Offering
---------------------------------------------- --------------   --------------   --------------------   ---------------------
Edward O. Thorp & Associates, L.P. ...........      12,500           12,500                  0                    *
Elbaz, Elliott S. ............................      11,250           11,250                  0                    *
Ellis, Ian P. ................................       6,250            6,250                  0                    *
First Security Van Kasper ....................     564,020          564,020                  0                    *
 Placement Agent for RateXchange I,
 Inc. January 2, 2000 Bridge Loan;
 Co-Underwriter for RateXchange
 Corporation March 2000 Private
 Placement; D. Jonathan Merriman,
 Former Senior Managing Director of
 First Security Van Kasper, is a Director
 and President and Chief Executive
 Officer of RateXchange Corporation
Five Points Fund, L.P. .......................      75,000           75,000                  0                    *
Five Points Offshore Fund, Ltd. ..............      50,000           50,000                  0                    *
Forsythe McArthur Associates, Inc. ...........      69,500           69,500                  0                    *
 Lessor of RateXchange
Gerard, Klauer, Mattison & Co., Inc. .........       3,975            3,975                  0                    *
 Placement Agent for RateXchange I,
 Inc. January 2, 2000 Bridge Loan
Germanotta, Joe ..............................       2,852            2,852                  0                    *
 Former Consultant to RateXchange
Gilston Corporation, Ltd. ....................      31,250           31,250                  0                    *
Golby, Wesley ................................       4,500            4,500                  0                    *
Grange, Richard C. ...........................      84,404           84,404                  0                    *
 Former Director of predecessor of
 RateXchange I, Inc.
Gruber Family Foundation .....................      11,418           11,418                  0                    *
 Gruber & McBain Capital Management
 L.L.C. shares voting and disposition
 power over the securities held by this
 stockholder and offered pursuant to
 this prospectus
Gruber-McBaine International .................     121,282          112,782              8,500                    *
 Gruber & McBain Capital Management
 L.L.C. shares voting and disposition
 power over the securities held by this
 stockholder and offered pursuant to
 this prospectus
Grunewald, Brad K. ...........................      73,601           73,601                  0                    *
Guarantee & Trust Company TTEE FBO, ..........      12,500           12,500                  0                    *
 Paul Dwork Sep IRA
Hare & Co. 651653 (Hamilton College) .........      17,351           17,351                  0                    *
 Gruber & McBain Capital Management
 L.L.C. shares voting and disposition
 power over the securities held by this
 stockholder and offered pursuant to
 this prospectus


                                                     Shares           Maximum       Shares Beneficially
                                                  Beneficially       Number of          Owned after
                                                      Owned        Shares to be     Offering (assuming     Percentage of Common
Name of Selling Stockholder and Material            Prior to          Sold in       all shares offered      Stock Beneficially
Relationship, if any, with RateXchange              Offering         Offering       are actually sold)     Owned after Offering
------------------------------------------------ --------------   --------------   --------------------   ---------------------
Hare & Co. 705286 (L-3 Communications
 Corp.) ........................................        7,784           5,784                2,000                    *
 Gruber & McBain Capital Management
 L.L.C. shares voting and disposition
 power over the securities held by this
 stockholder and offered pursuant to
 this prospectus
Hart, Patti S. and Milledge A. .................       12,500          12,500                    0                    *
Hicks, Ian and Anna ............................       20,000          10,000               10,000                    *
Hilspen Capital Partners .......................        4,350           4,350                    0                    *
Hilspen Capital Partners, II ...................       24,750          24,750                    0                    *
Intercoastal Financial Services Corp. ..........      100,000         100,000                    0                    *
Irvine Capital Partners, II LP .................       25,000          25,000                    0                    *
The Kaufmann Fund ..............................       62,500          62,500                    0                    *
Kensington Partners, L.P. ......................        9,687           9,687                    0                    *
Kensington Partners II, L.P. ...................          563             563                    0                    *
Kingdon Associates .............................       37,500          37,500                    0                    *
Kingdon Family Partnership, L.P. ...............        9,375           9,375                    0                    *
Kingdon Partners ...............................       23,750          23,750                    0                    *
Lagunitas Partners, L.P. .......................      238,882         225,882               13,000                    *
 Gruber & McBain Capital Management
 L.L.C. shares voting and disposition
 power over the securities held by this
 stockholder and offered pursuant to
 this prospectus
Liberty-Stein Roe Small Company Growth .........       12,500          12,500                    0                    *
 Fund
Maroon Bells Capital Partners ..................    1,800,844         453,375            1,302,469                 6.42%
 Significant Stockholder and Party to
 Financial Advisory Agreement with
 RateXchange Corporation
Mayfield, Ross .................................      230,738          16,675              214,063                 1.04%
 Former Executive Officer of
 RateXchange Corporation
Mehra, Raj .....................................        1,250           1,250                    0                    *
Metzman, Mitch A. ..............................       12,500          12,500                    0                    *
MJE Partners ...................................        6,250           6,250                    0                    *
M. Kingdon Offshore, N.V. ......................      179,375         179,375                    0                    *
Mooney, Edward .................................      576,667         100,000              476,667                 2.34%
 Former Executive Officer and Director
 of RateXchange Corporation, Currently
 a consultant to RateXchange; Party to
 Severance Agreement with RateXchange
New-Day Investment Partnership, L.P. ...........       12,500          12,500                    0                    *
North Olmsted Partners, LP .....................       12,500          12,500                    0                    *
Omni Resources, LLC ............................       12,500          12,500                    0                    *
Ozada, Erinch R. ...............................        6,250           6,250                    0                    *
Park Avenue Cons. Group ........................      116,522         116,522                    0                    *

                                                          Shares         Maximum     Shares Beneficially
                                                       Beneficially     Number of        Owned after
                                                           Owned      Shares to be   Offering (assuming   Percentage of Common
Name of Selling Stockholder and Material                 Prior to        Sold in     all shares offered    Stock Beneficially
Relationship, if any, with RateXchange                   Offering       Offering     are actually sold)   Owned after Offering
----------------------------------------------------- -------------- -------------- -------------------- ---------------------
Pequot Scout Fund, L.P. .............................     250,001        250,001                 0                   *
 Pequot Capital Management, Inc., as
 investment advisor to this stockholder,
 shares voting and disposition power
 over the securities held by this
 stockholder and offered pursuant to
 this prospectus
Phaeton, B.V.I. .....................................      49,625         49,625                 0                   *
Phoenix Partners, L.P. ..............................      51,250         51,250                 0                   *
Pilgrim Baxter Hybrid Partners I, L.P. ..............     112,500        112,500                 0                   *
 Pilgrim Baxter & Assoc., Ltd., as
 investment advisor to this stockholder,
 shares voting and disposition power
 over the securities held by this
 stockholder and offered pursuant to
 this prospectus
Pilgrim Baxter Hybrid Partners II, L.P. .............      12,501         12,501                 0                   *
 Pilgrim Baxter & Assoc., Ltd., as
 investment advisor to this stockholder,
 shares voting and disposition power
 over the securities held by this
 stockholder and offered pursuant to
 this prospectus
Poe, Fred W. ........................................      25,000         25,000                 0                   *
Prism Partners I, L.P. ..............................      75,000         52,500            22,500                   *
Prism Partners II Offshore Fund .....................      75,000         15,000            60,000                   *
Prism Partners Offshore Fund ........................      75,000          7,500            67,500                   *
Quantum Partners LDC ................................     500,000        500,000                 0                   *
 Soros Fund Management LLC, as
 Principal Investment Manager to this
 stockholder, shares voting and
 disposition power over the securities
 held by this stockholder and offered
 pursuant to this prospectus
Raptor Global Portfolio Ltd. ........................     186,665        186,665                 0                   *
Rawitser, Michael ...................................      12,500         12,500                 0                   *
Retirement Plan of Space Systems/Loral Inc. .........       5,784          5,784                 0                   *
 --Kane & Co. P51455
 Gruber & McBain Capital Management
 L.L.C. shares voting and disposition
 power over the securities held by this
 stockholder and offered pursuant to
 this prospectus
Rice, Philip ........................................      27,500         12,500            15,000                   *
 Executive Officer of RateXchange
 Corporation
Robb, Larry F. ......................................     215,625         93,750           121,875                   *
Rogers, Malcolm .....................................     808,000         43,000           765,000                3.75%
 Significant Stockholder
 Janet L. Rogers shares voting and
 disposition power over the securities
 held by this stockholder and offered
 pursuant to this prospectus
Scheele, Michael J. .................................     381,313        121,313           260,000                1.27%
 Consultant to RateXchange Corporation

                                                       Shares         Maximum     Shares Beneficially
                                                    Beneficially     Number of        Owned after
                                                        Owned      Shares to be   Offering (assuming   Percentage of Common
Name of Selling Stockholder and Material              Prior to        Sold in     all shares offered    Stock Beneficially
Relationship, if any, with RateXchange                Offering       Offering     are actually sold)   Owned after Offering
-------------------------------------------------- -------------- -------------- -------------------- ---------------------
Schottenfeld Associates, LP ......................       62,500        62,500                  0                  *
Schow Family Trust ...............................      119,250       119,250                  0                  *
Sidana, Annupreet ................................       11,250        11,250                  0                  *
Smith, Raymond M.; IRA Rollover Custodian ........       31,250        31,250                  0                  *
Special Situations Cayman Fund, L.P. .............       81,250        81,250                  0                  *
Special Situations Fund III, L.P. ................      275,000       275,000                  0                  *
Special Situations Private Equity Fund, L.P. .....       81,250        81,250                  0                  *
Special Situations Technology Fund, L.P. .........       62,500        62,500                  0                  *
Spirit Fund, Ltd. ................................       25,000        25,000                  0                  *
Stein Roe Variable Investment Trust Small ........       37,500        37,500                  0                  *
 Company Growth, Var Series
Suyama, Roger, Pacific Century ...................       12,500        12,500                  0                  *
Swindells, Theodore ..............................    1,900,844        45,000          1,402,469               6.92%
The Timken Living Trust U/A/D 9/14/99 ............       62,500        62,500                  0                  *
Tirman Family Limited Partnership ................       18,750        18,750                  0                  *
 Geoffrey Tirman, General Partner of
 Tirman Family Limited Partnership,
 shares voting and disposition power
 over the securities held by this
 stockholder and offered pursuant to
 this prospectus
Tonga Partners, LP ...............................       31,250        31,250                  0                  *
 Cannell Capital Management shares
 voting and disposition power over the
 securities held by this stockholder and
 offered pursuant to this prospectus
Trinity Fund, Ltd. ...............................      100,000       100,000                  0                  *
VICD Bipod & Co. .................................        3,099         3,099                  0                  *
 (AIM Variable Insurance Funds, Inc. on
 behalf of its portfolio, AIM Capital
 Development Fund)
Warren, Robin ....................................       17,342        17,342                  0                  *
Wescott, Jr, Paul A. .............................       82,250         6,250             76,000                  *
 Former Executive Officer of
 RateXchange Corporation
Whelan, Sean .....................................      129,024       129,024                  0                  *
 Founder and Former President of
 RateXchange I, Inc., a subsidiary of
 RateXchange Corporation
Windy Hill Investments NAMI, LLC .................       12,500        12,500                  0                  *
WPG Institutional Networking Fund, L.P. ..........        3,750         3,750                  0                  *
WPG Institutional Software Fund, L.P. ............       56,576        56,576                  0                  *
WPG Networking Fund, L.P. ........................       30,912        30,912                  0                  *
WPG Raytheon Networking Fund, L.P. ...............       89,088        89,088                  0                  *
WPG Raytheon Software Fund, L.P. .................       43,113        43,113                  0                  *
WPG Software Fund, L.P. ..........................       25,311        25,311                  0                  *

------------
* The shares represent less than 1% of the outstanding shares of common stock.

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